Exhibit 10.1

EXECUTION COPY

AMENDMENT No. 2 dated as of December 11, 2009 (this “Amendment”), to the Credit Agreement dated as of November 23, 2005 (as amended through the date hereof, the “Credit Agreement”), among TEAM HEALTH HOLDINGS, L.L.C., a Delaware limited liability company (“Holdings”), TEAM FINANCE LLC, a Delaware limited liability company (the “Borrower”), the LENDERS from time to time party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

A. Pursuant to the Credit Agreement, the Lenders have extended credit, and have agreed to extend additional credit, to the Borrower, in each case pursuant to the terms and subject to the conditions set forth therein.

B. Holdings and the Borrower have requested that the Credit Agreement be amended as set forth herein.

C. The undersigned Lenders are willing to so amend the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

D. Capitalized terms used but not defined herein have the meanings assigned to them in the Credit Agreement, as amended hereby.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1. Amendment of the Credit Agreement. The Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following terms in the appropriate alphabetical order:

“Amendment No. 2” means Amendment No. 2 dated as of December 11, 2009, to this Agreement.

“Amendment No. 2 Effective Date” means the “Amendment Effective Date” as defined in Amendment No. 2.

“Extended L/C Sublimit” has the meaning specified in Section 2.03(a).

“Extended Revolving Credit Tranche” means the Revolving Credit Commitments (and the associated Revolving Credit Loans) held by Extending Revolving Lenders as of the Amendment No. 2 Effective Date.

“Extending Revolving Lender” means any (i) Revolving Credit Lender that has delivered a Notice of Extension to the Administrative Agent in accordance with Amendment No. 2 and (ii) such Revolving Credit Lender’s permitted successors and assigns.

“Extended Revolving Maturity Date” means August 23, 2012.

“Non-Extending Revolving Lender” means any Revolving Credit Lender that is not an Extending Revolving Lender.

“Notice of Extension” means a notice in the form of Exhibit A to Amendment No. 2.

“Original Revolving Maturity Date” means November 23, 2011.

“Original Revolving Credit Tranche” means the Revolving Credit Commitments (and the associated Revolving Credit Loans) held by Non-Extending Revolving Lenders as of the Amendment No. 2 Effective Date.

“Permitted Unsecured Debt” has the meaning specified in Section 7.03(h).

(b) The definition of the term “Indebtedness” in Section 1.01 of the Credit Agreement is hereby amended by replacing the parenthetical in clause (d) thereof in its entirety with the following:

“(other than (i) trade accounts payable in the ordinary course of business that are due within six months of the incurrence thereof and (ii) earn-out obligations in an aggregate amount not in excess of $50,000,000 at any time outstanding incurred in connection with any acquisition permitted under this Agreement)”.

(c) The definition of the term “Interest Payment Date” in Section 1.01 of the Credit Agreement is hereby amended by inserting the parenthetical “(or each Tranche within the Revolving Credit Facility, as applicable)” after each occurrence of the word “Facility” therein.

(d) The definition of the term “Interest Period” in Section 1.01 of the Credit Agreement is hereby amended by replacing clause (k) thereof in its entirety with the following:

“(k) no Interest Period shall extend beyond the applicable Maturity Date of the Facility and Tranche under which such Loan was made.”

(e) The definition of the term “Letter of Credit Expiration Date” in Section 1.01 of the Credit Agreement is hereby amended by replacing such definition in its entirety with the following:

“Letter of Credit Expiration Date” means the date that is five (5) Business Days prior to the Extended Revolving Maturity Date (or, if such date is not a Business Day, the next preceding Business Day prior to such date).

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(f) The definition of the term “Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended by replacing clause (a) thereof in its entirety with the following:

“(a) with respect to the Revolving Credit Facility (i) with respect to the Revolving Credit Commitments (and the associated Revolving Credit Loans) comprising the Original Revolving Credit Tranche, the Original Revolving Maturity Date and (ii) with respect to the Revolving Credit Commitments (and the associated Revolving Credit Loans) comprising the Extended Revolving Credit Tranche, the Extended Revolving Maturity Date and”.

(g) The definition of the term “Tranche” in Section 1.01 of the Credit Agreement is hereby amended by replacing the second sentence thereof in its entirety with the following:

“For purposes hereof, each of the following comprises a separate Tranche: (a) the unused Revolving Credit Commitments comprising the Original Revolving Credit Tranche, (b) the unused Revolving Credit Commitments comprising the Extended Revolving Credit Tranche, (c) the outstanding Revolving Credit Loans and L/C Obligations in respect of Letters of Credit, in each case, comprising the Original Revolving Credit Tranche, (d) the outstanding Revolving Credit Loans and L/C Obligations in respect of Letters of Credit, in each case, comprising the Extended Revolving Credit Tranche and (e) the outstanding Term Loans.”

(h) Section 2.01(b) of the Credit Agreement is hereby amended by replacing such section in its entirety with the following:

“The Revolving Credit Borrowings. Subject to the terms and conditions set forth herein, each Revolving Credit Lender severally agrees to make loans denominated in U.S. dollars to the Borrower as elected by the Borrower pursuant to Section 2.02 (each such loan, a “Revolving Credit Loan”) from time to time, on any Business Day, pro rata from each Tranche of Revolving Credit Commitments in which such Revolving Credit Lender holds Revolving Credit Commitments until the applicable Maturity Date for each such Tranche, in an aggregate principal amount not to exceed at any time outstanding the amount of such Lender’s Revolving Credit Commitment; provided that after giving effect to any Revolving Credit Borrowing, (i) the aggregate outstanding principal amount at such time of the Revolving Credit Loans of any Lender, plus such Lender’s Pro Rata Share of the outstanding principal amount at such time of all L/C Obligations, plus such Lender’s Pro Rata Share of the outstanding principal amount at such time of all Swing Line Loans shall not exceed such Lender’s Revolving Credit Commitment, and (ii) the aggregate principal amount of Revolving Credit Loans made on the Closing Date shall not exceed $25,000,000 and shall be used by the Borrower and its Subsidiaries solely for working capital purposes. Within the limits of each

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Lender’s Revolving Credit Commitment, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.01(b), prepay under Section 2.05, and reborrow under this Section 2.01(b). Revolving Credit Loans may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein.”

(i) Section 2.03(a)(i) of the Credit Agreement is hereby amended by replacing clause (y) of the proviso to the first sentence thereof in its entirety with the following:

“(y) the outstanding principal amount of the L/C Obligations at such time would exceed (i) prior to the Original Revolving Maturity Date $50,000,000 and (ii) on or after the Original Revolving Maturity Date $50,000,000 reduced by the same proportion that the aggregate amount of Revolving Credit Commitments held by Non-Extending Revolving Lenders bore to the aggregate amount of the Revolving Credit Commitments immediately before the Original Revolving Maturity Date (the “Extended L/C Sublimit”).”

(j) Section 2.03(a)(i) of the Credit Agreement is hereby further amended by inserting the following sentence at the end thereof:

“If at any time on or after the Original Maturity Date, the outstanding principal amount of the L/C Obligations at such time would exceed the Extended L/C Sublimit, the Borrower shall provide cash collateral to the L/C Issuer in an amount equal to the excess of the outstanding principal amount of the L/C Obligations at such time over the Extended L/C Sublimit in a manner reasonably satisfactory to the L/C Issuer.”

(k) Section 2.03(b)(ii) of the Credit Agreement is hereby amended by inserting the following sentence to the end thereof:

“On the Original Revolving Maturity Date, the risk participations in each Letter of Credit outstanding on the Original Revolving Maturity Date shall be automatically reallocated among the Extending Revolving Lenders in accordance with each Extending Revolving Lender’s Pro Rata Share.”

(l) Section 2.03(h) of the Credit Agreement is hereby amended by replacing the third sentence thereof with the following:

“Such letter of credit fees shall be due and payable in U.S. dollars on the third Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit and (i) with respect to Non-Extending Revolving Credit Lenders, on the Original Maturity Date and (ii) with respect to the Extending Revolving Credit Lenders, on the Letter of Credit Expiration Date and thereafter on demand.”

(m) Section 2.04(a) of the Credit Agreement is hereby amended by replacing the words “Maturity Date with respect to the Revolving Credit Facility” therein with “Extended Revolving Maturity Date”.

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(n) Section 2.07(b) of the Credit Agreement is hereby amended by replacing such section in its entirety with the following:

“(b) Revolving Credit Loans. The Borrower shall repay to the Administrative Agent, (a) on the Original Revolving Maturity Date, for the ratable account of the Non-Extending Revolving Lenders, the aggregate principal amount of all Revolving Credit Loans outstanding owing to the Non-Extending Revolving Lenders and (b) on the Extended Revolving Maturity Date, for the ratable account of the Extending Revolving Lenders, the aggregate principal amount of all Revolving Credit Loans outstanding owing to the Extending Revolving Lenders.”

(o) Section 2.07(c) of the Credit Agreement is hereby amended by replacing such section in its entirety with the following:

“(c) Swing Line Loans. The Borrower shall repay its Swing Line Loans on the earlier to occur of (i) the date that is five (5) Business Days after such Loan is made and (ii) the Extended Revolving Maturity Date.”

(p) Section 2.09(a) of the Credit Agreement is hereby amended by replacing such section in its entirety with the following:

“(a) Commitment Fee. The Borrower shall pay to the Administrative Agent for the account of each Revolving Credit Lender intended to receive payment on the dates described below, in accordance with its Pro Rata Share, a commitment fee equal to the Applicable Rate with respect to commitment fees times the average daily amount by which the aggregate Revolving Credit Commitment exceeds the sum of (A) the Outstanding Amount of Revolving Credit Loans and (B) the Outstanding Amount of L/C Obligations; provided that any commitment fee accrued with respect to any of the Commitments of a Defaulting Lender during the period prior to the time such Lender became a Defaulting Lender and unpaid at such time shall not be payable by the Borrower so long as such Lender shall be a Defaulting Lender except to the extent that such commitment fee shall otherwise have been due and payable by the Borrower prior to such time; and provided further that no commitment fee shall accrue on any of the Commitments of a Defaulting Lender so long as such Lender shall be a Defaulting Lender. The commitment fee shall accrue, in respect of each Revolving Credit Lender’s Revolving Credit Commitment, at all times from the date hereof until the applicable Maturity Date for such Tranche of Revolving Credit Commitment, including at any time during which one or more of the conditions in Article 4 is not met, and shall be due and payable quarterly in arrears on the third Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the applicable Maturity Date for such Tranche of Revolving Credit Commitment. The commitment fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Rate during any quarter, the average daily amount shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect.”

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(q) Section 2.13 of the Credit Agreement is hereby amended by inserting the following at the end of the first sentence thereof:

“; provided further that the provisions of this paragraph shall not be construed to apply to payments made in respect of (i) the commitment fees or the letter of credit fees payable to any Non-Extending Revolving Lender and (ii) the principal amount of Revolving Credit Loans payable to any Non-Extending Lender, in each case, on the Original Revolving Maturity Date.”

(r) Section 7.02(n) of the Credit Agreement is hereby amended by replacing “$50,000,000” with “$75,000,000”.

(s) Section 7.03 of the Credit Agreement is hereby amended by replacing clause (h) thereof in its entirety with the following:

“(h) Indebtedness incurred to finance a Permitted Acquisition and any Permitted Refinancing thereof; provided that (i) both immediately prior to and after giving effect to the incurrence of such Indebtedness and all Indebtedness resulting from any Permitted Refinancing thereof, (A) no Default shall exist or result therefrom and (B) the Borrower and the Restricted Subsidiaries will be in Pro Forma Compliance with the covenants set forth in Section 7.11, (ii) such Indebtedness and all Indebtedness resulting from any Permitted Refinancing thereof is subordinated to the Obligations on terms no less favorable to the Lenders than the subordination terms set forth in the Senior Subordinated Notes Indenture as of the Closing Date (other than unsecured Indebtedness, the aggregate principal amount of which, together with any Permitted Refinancing thereof, does not exceed $100,000,000 at any time outstanding (“Permitted Unsecured Debt”)), (iii) such Indebtedness and all Indebtedness resulting from any Permitted Refinancing thereof matures after, and does not require any scheduled amortization or other scheduled payments of principal prior to, the date that is ninety-one (91) days after the later of (A) the Maturity Date of the Term Loans and (B) if such Indebtedness is incurred after the Borrower has obtained Incremental Term Loans or while any commitments to make Incremental Term Loans remain in effect, the maturity date of such Incremental Term Loans (it being understood that such Indebtedness may have mandatory prepayment, repurchase or redemption provisions satisfying the applicable requirements of subclause (iv) of this clause (h)), (iv) such Indebtedness and all Indebtedness resulting from any Permitted Refinancing thereof has terms and conditions (other than interest rate, redemption premiums and subordination terms), taken as a whole, that are not materially less favorable to the Borrower than the terms and conditions of the Senior Subordinated Notes as of the Closing Date, provided that Permitted Unsecured Debt and all Indebtedness resulting from any Permitted Refinancing of such Permitted Unsecured Debt has terms and conditions (other than interest rate and redemption premiums), taken as a whole, that are not materially less favorable (but with financial covenants, if any, no less favorable) to the Borrower than the terms of this Agreement and (v) such Indebtedness and all Indebtedness resulting from any Permitted Refinancing thereof is incurred by

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the Borrower and is not guaranteed by any Subsidiary of the Borrower other than the Subsidiary Guarantors (which guarantees, if such Indebtedness is subordinated, shall be expressly subordinated to the Obligations on terms not less favorable to the Lenders than the subordination terms of such Indebtedness);”.

(t) Section 7.13 of the Credit Agreement is hereby amended by (i) replacing the “and” following clause (a)(iii) with a comma and (ii) inserting “and (v) prepayments, redemptions, purchases, defeasances and other payments in respect of the Senior Subordinated Notes prior to their scheduled maturity in an aggregate amount not to exceed $50,000,000 if, as of the last day of the immediately preceding Test Period (after giving Pro Forma Effect to such prepayments, redemptions, purchases, defeasances and other payments), the Total Leverage Ratio is 3.50:1.00 or less.” at the end thereof.

SECTION 2. Extension of Revolving Credit Commitments; Offer to Purchase Assignments.

(a) Any Revolving Credit Lender may submit to the Administrative Agent an irrevocable notice of extension in the form of Exhibit A hereto (a “Notice of Extension”) at any time prior to the Amendment Effective Date, and each such Revolving Credit Lender shall, on and after the Amendment Effective Date, be deemed to be an Extending Revolving Lender for purposes of the Credit Agreement and the other Loan Documents.

(b) Each Revolving Credit Lender that submits to the Administrative Agent (i) an executed Notice of Extension prior to 12:00 p.m., New York City time, on December 22, 2009, and (ii) a signed counterpart to the Assignment and Assumption Agreement in the form of Exhibit B hereto (the “Assignment and Assumption Agreement”) prior to the Amendment Effective Date, shall assign the amount of such Revolving Credit Lender’s Revolving Credit Commitment (and the associated Revolving Credit Loans) specified in such Revolving Credit Lender’s Notice of Extension (but in no event more than 50% of such Revolving Credit Lender’s Revolving Credit Commitment (and the associated Revolving Credit Loans)) in accordance with the terms of the Assignment and Assumption Agreement.

SECTION 3. Fees. The Borrower agrees to pay to the Administrative Agent, a fee (the “Amendment Fee”) for the account of each Lender that delivers an executed signature page to this Amendment prior to 12:00 p.m., New York City time, on December 22, 2009, an amount equal to (a) in the case of a Revolving Credit Lender, 0.25% of such Revolving Credit Lender’s Revolving Credit Commitment at such time and (b) in the case of a Term Lender, an amount equal to 0.25% of the Outstanding Amount of such Term Lender’s Term Loans at such time. The Amendment Fee shall be due and payable on the later of (x) December 22, 2009 and (y) the date on which the conditions set forth in clauses (a)(ii) and (a)(iii) of Section 5 hereof have been met, whether or not the Amendment Effective Date shall have occurred.

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SECTION 4. Representations and Warranties. Each of Holdings and the Borrower represents and warrants to the Lenders that, as of the date hereof:

(a) This Amendment has been duly authorized, executed and delivered by each of Holdings and the Borrower and constitutes a legal, valid and binding obligation of each of Holdings and the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and an implied covenant of good faith and fair dealing.

(b) The representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects on and as of the date hereof (unless stated to relate to a specific earlier date, in which case such representation and warranty is true and correct in all material respects as of such earlier date).

(c) No Default has occurred and is continuing.

SECTION 5. Effectiveness. The amendments to the Credit Agreement set forth in Section 1 to this Amendment shall become effective on the first date (such date, the “Amendment Effective Date”) on which:

(a) the Administrative Agent shall have received:

(i) all fees and other amounts due and payable on or prior to the Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party hereunder or under any Loan Document;

(ii) counterparts hereof that, when taken together, bear the signatures of Holdings, the Borrower and the Required Lenders (for the avoidance of doubt, before giving effect to the assignments contemplated hereby) and the Administrative Agent shall have executed such a counterpart;

(iii) Notices of Extension delivered by Revolving Credit Lenders holding Revolving Credit Commitments in an aggregate amount not less than $75,000,000;

(iv) a copy of the Assignment and Assumption Agreement executed by each of the parties thereto;

(b) a Qualifying IPO of Holdings shall have been consummated; and

(c) the representations and warranties set forth in Section 4 hereof shall be true and correct,

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provided that this Amendment shall terminate at 5:00 p.m., New York City time, on June 30, 2010, if the Amendment Effective Date shall not have occurred at or prior to such time.

SECTION 6. Counterparts; Amendments. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by Holdings, the Borrower, the Administrative Agent and the requisite Lenders under Section 10.01 of the Credit Agreement (after giving effect to this Amendment). Notwithstanding the forgoing, the Borrower and the Administrative Agent shall continue to accept Notices of Extension from Non-Extending Revolving Lenders following the Amendment Effective Date and, upon delivery of a Notice of Extension, the applicable Non-Extending Revolving Lender shall be deemed to be an Extending Revolving Lender for all purposes of the Credit Agreement and the other Loan Documents, provided that such Lenders shall neither be entitled to assign their Revolving Credit Commitments pursuant to Section 2 hereof nor to receive the Amendment Fee contemplated by Section 3 hereof. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 7. Credit Agreement. Except as expressly set forth herein, this Amendment (a) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, Holdings or the Borrower under the Credit Agreement or any other Loan Document and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle Holdings or the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the Amendment Effective Date, any reference in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as modified hereby.

SECTION 8. Notices. All notices hereunder shall be given in accordance with the provisions of Section 10.02 of the Credit Agreement.

SECTION 9. Applicable Law; Waiver of Jury Trial. (A) THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

(B) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 10.17 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day, month and year first written above.

TEAM HEALTH HOLDINGS, L.L.C., a Delaware limited liability company,

by
Name:
Title:

TEAM FINANCE LLC, a Delaware limited liability company,

by
Name:
Title:

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent,

by
Name:
Title:

SIGNATURE PAGE TO

AMENDMENT NO. 2 TO THE

TEAM FINANCE LLC CREDIT AGREEMENT

Name of Lender:

by
Name:
Title:

by
Name:
Title:

Exhibit A

Notice of Extension

[Name of Lender]

[            ], 20[    ]

To:

JPMorgan Chase Bank, N.A.

1111 Fannin, 10th Floor

Houston, Texas 77002

Attention of Thai Pham

fax: (713) 750-2956

Cc:

JPMorgan Chase Bank, N.A.

270 Park Avenue

New York, New York 10017

Attention of Nancy Fairchild

fax: (212) 270-6637

Ladies and Gentlemen:

Reference is made to (i) the Credit Agreement dated as of November 23, 2005 (as amended through the date hereof, the “Credit Agreement”), among Team Health Holdings, L.L.C., a Delaware limited liability company (“Holdings”), Team Finance LLC, a Delaware limited liability company (the “Borrower”), the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer and (ii) Amendment No. 2 dated as of December 11, to the Credit Agreement (the “Amendment”). Capitalized terms used but not defined herein have the respective meanings assigned to them in the Amendment.

In accordance with Section 2 of the Amendment, the undersigned Lender hereby notifies the Administrative Agent of its election to become an Extending Revolving Lender for purposes of the Credit Agreement and the other Loan Documents. This notice shall constitute a “Notice of Extension” referenced in Section 2 of the Amendment.

Pursuant to, and subject to the requirements of, Section 2(b) of the Amendment the undersigned Lender hereby specifies an assignment of             %1 of its Revolving Credit Commitment (and the associated Revolving Credit Loans).

[1]	The percentage to be assigned may be no more than 50%.

Name of Lender:

by
Name:
Title:

by
Name:
Title:

[Signature page to Notice of Extension]

Exhibit B

ASSIGNMENT AND ASSUMPTION AGREEMENT dated as of [—], 2009 (this “Agreement”), among TEAM FINANCE LLC, a Delaware limited liability company (the “Borrower”), the ASSIGNORS party hereto, the ASSIGNEES party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”).

WHEREAS, pursuant to Amendment No. 2 dated as of December 11, 2009 (the “Amendment”), to the Credit Agreement dated as of November 23, 2005 (as amended through the date hereof, the “Credit Agreement”), among Team Health Holdings, L.L.C., a Delaware limited liability company (“Holdings”), the Borrower, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, certain Revolving Credit Lenders are entitled to assign up to 50% of their Revolving Credit Commitments (and the associated Revolving Credit Loans) and certain financial institutions desire to purchase such assignments.

NOW, THEREFORE, the Borrower, the Assignors, the Assignees and the Administrative Agent hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall, unless the context requires otherwise, have the meanings assigned to such terms in the Amendment. As used in this Agreement:

“Assignors” shall mean the Revolving Credit Lenders that are entitled to assign a portion of their Revolving Credit Commitments (and the associated Revolving Credit Loans) pursuant to Section 2(b) of the Amendment, which Revolving Credit Lenders are set forth as “Assignors” on Schedule 1 hereto.

“Assignees” shall mean the financial institutions party hereto that are set forth as “Assignees” on Schedule 2 hereto.

SECTION 2. Effectiveness. This Agreement shall be effective when (a) the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of the Borrower, each Assignor and each Assignee and the Administrative Agent shall have executed such a counterpart and (b) a Qualifying IPO of Holdings shall have been consummated (such date, the “Effective Date”).

SECTION 3. Assignments. (a) On the Effective Date, pursuant to the terms and subject to the conditions set forth herein, each of the Assignors shall be deemed to have sold and assigned to the Assignees, and each of the Assignees shall be deemed to have purchased and assumed from the Assignors, such interests, rights and obligations with respect to the Revolving Credit Commitments (and associated outstanding Revolving Credit Loans and funded participations in Swing Line Loans and in unreimbursed drawings under Letters of Credit, at the principal amount thereof plus all unpaid interest and unpaid fees accrued to but excluding the Effective Date) (all such interests, rights and obligations to be referred to herein as the “Assigned Interests”) as shall be necessary in order that, after giving effect to all such sales and assignments and purchases and assumptions, (i) each Assignee and Assignor will hold the amount of Revolving Credit Commitments (and associated outstanding Revolving Credit Loans and funded participations in Swing Line Loans and in unreimbursed drawings under Letters of Credit) set forth for such Assignee or Assignor under the heading “Assignees” on Schedule 1 hereto or “Assignors” on Schedule 2 hereto. Such sales and assignments and purchases and assumptions shall be made on the terms set forth in Annex 1 to Exhibit E to the Credit Agreement (and the terms set forth in such Exhibit E are incorporated by reference herein and shall apply mutatis mutandis) and shall be deemed to comply with Section 10.07 of the Credit Agreement, notwithstanding the failure of such sales, assignments, purchases and assumptions to comply with (x) the minimum assignment requirement in Section 10.07(b) of the Credit Agreement, (y) the requirement to pay the processing and recordation fees referenced in Section 10.07(b) of the Credit Agreement and (z) the requirement to execute and deliver Assignment and Assumptions in respect thereof. Without limiting the generality of the foregoing, each Assignor and Assignee hereby makes the representations and warranties required to be made under Annex 1 to Exhibit E to the Credit Agreement by an “Assignor” and “Assignee” (as each is defined therein), respectively, with respect to the Assigned Interests being assigned or assumed by such Lender hereunder.

(b) On the Effective Date, subject to the terms and conditions set forth herein, (i) each Assignee purchasing and assuming Assigned Interests pursuant to paragraph (a) above shall pay the purchase price for such Assigned Interests pursuant to such paragraph (a) by wire transfer of immediately available funds to the Administrative Agent not later than 1:00 p.m., New York City time, (ii) the Administrative Agent shall pay to each Assignor selling and assigning such Assigned Interests pursuant to paragraph (a) above, out of the amounts received by the Administrative Agent pursuant to clause (i) of this paragraph (b), the purchase price for the Assigned Interests assigned by such Assignor pursuant to such paragraph (a) by wire transfer of immediately available funds to the account designated by such Assignor to the Administrative Agent not later than 5:00 p.m., New York City time, on the Effective Date and (iii) the Borrower shall pay any amounts owing to the Assignor pursuant to Section 3.05(a) of the Credit Agreement in connection with such assignments.

(c) Each of the parties hereto hereby consents to the sales, assignments, purchases and assumptions provided for in paragraphs (a) and (b) above, and agrees that each Assignee shall be a party to the Credit Agreement as amended by the Amendment (the “Amended Credit Agreement”) and, to the extent of the interests purchased by such Assignee pursuant to such paragraphs or held by such Assignee prior to the Effective Date and not sold or assigned hereunder, shall have the rights and obligations of a Lender under the Amended Credit Agreement.

SECTION 4. Counterparts; Amendments. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower, the Administrative Agent and each other party hereto. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

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SECTION 5. No Novation. Neither this Agreement nor the sales, assignments, purchases and assumptions contemplated hereby shall extinguish the outstanding Loans or any other obligations for the payment of money outstanding under the Credit Agreement or release the Liens granted under or the priority of the Security Agreement or any security therefor. Nothing herein contained shall be construed as a substitution or novation of the outstanding Loans or any other obligations outstanding under the Credit Agreement or instruments securing the same, which shall remain in full force and effect.

SECTION 6. Headings. The Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 7. Notices. All notices hereunder shall be given in accordance with the provisions of Section 10.02 of the Credit Agreement.

SECTION 8. Applicable Law; Waiver of Jury Trial. (A) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(B) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 10.17 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

TEAM HEALTH HOLDINGS, L.L.C., a Delaware limited liability company,

by
Name:
Title:

TEAM FINANCE LLC, a Delaware limited liability company,

by
Name:
Title:

JPMORGAN CHASE BANK, N.A.,

By
Name:
Title:

SIGNATURE PAGE TO ASSIGNMENT AND ASSUMPTION

AGREEMENT DATED AS OF [—], AMONG TEAM HEALTH

HOLDINGS, L.L.C., TEAM FINANCE LLC, THE ASSIGNORS

PARTY HERETO, THE ASSIGNEES PARTY HERETO AND

JPMORGAN CHASE BANK, N.A.

Institution: ,
as Assignor,

by
Name:
Title:

SIGNATURE PAGE TO ASSIGNMENT AND ASSUMPTION
AGREEMENT DATED AS OF [—], AMONG TEAM HEALTH
HOLDINGS, L.L.C., TEAM FINANCE LLC, THE ASSIGNORS
PARTY HERETO, THE ASSIGNEES PARTY HERETO AND
JPMORGAN CHASE BANK, N.A.

Institution: ,
as Assignee,

by
Name:
Title:

Schedule 1

Assignees

Schedule 2

Assignors